UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2023

Westlake Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WLK	The New York Stock Exchange
1.625% Senior Notes due 2029	WLK 29	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Westlake Corporation (the “Company”) held on May 11, 2023 (the “2023 Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the Company’s 2013 Omnibus Incentive Plan. A copy of the amended and restated plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

In addition, as previously reported, on April 3, 2023, the Board of Directors (the “Board”) of the Company approved the appointment of L. Benjamin Ederington as Executive Vice President, Performance and Essential Materials, General Counsel and Chief Administrative Officer, effective April 5, 2023. In connection with Mr. Ederington’s appointment, on May 11, 2023, the Compensation Committee of the Board approved for fiscal year 2023 an adjusted base salary of $700,000, an adjusted Annual Incentive Plan target bonus (percentage of base pay) of 80% and an adjusted long-term incentive target (percentage of base pay) of 235%.

On May 12, 2023, the Board approved a grant of restricted stock units (“RSUs”) under the Company’s amended and restated 2013 Omnibus Incentive Plan to certain named executive officers as shown below:

Name	Aggregate Grant Date Fair Value of RSUs
M. Steven Bender	$1,500,000 (1)
L. Benjamin Ederington	$2,500,000 (2)

(1)	Mr. Bender’s RSU awards will vest in full on the third anniversary of the date of grant.

(2)	Mr. Ederington’s RSU awards will vest in full on the fifth anniversary of the date of grant.

The number of shares underlying the RSUs will be determined by dividing the aggregate value by the closing stock price on the date of grant.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2023 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to provide for exculpation of certain officers of the Company from personal liability under certain circumstances as allowed by Delaware law. The Certificate of Amendment was filed with the Secretary of State of the State of Delaware on May 11, 2023 and became effective upon filing. A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Eight matters were voted upon by the Company’s stockholders at the 2023 Annual Meeting: (1) five members of the Board were elected; (2) the advisory vote to approve named executive officer compensation was approved; (3) the advisory vote regarding the frequency of the advisory vote on named executive officer compensation was approved for every three years; (4) the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation was approved; (5) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified; (6) the proposed amendment and restatement of the Company’s 2013 Omnibus Incentive Plan was approved; (7) the Stockholder proposal regarding the Company’s greenhouse gas emission reduction targets was not approved; and (8) the Stockholder proposal regarding the preparation of a report on reducing plastic pollution of the oceans was not approved. The following tabulation sets forth the number of votes cast for, against or withheld and the number of abstentions and broker non-votes, as applicable.

Election of Directors	Votes For	Votes Withheld	Broker Non-Votes
Catherine T. Chao	112,661,541	11,408,154	1,854,270
Marius A. Haas	121,644,097	2,425,598	1,854,270
Kimberly S. Lubel	121,765,460	2,304,235	1,854,270
Jeffrey W. Sheets	118,850,657	5,219,038	1,854,270
Carolyn C. Sabat	112,641,801	11,427,894	1,854,270

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	122,936,982	1,095,556	37,157	1,854,270

	1 year	2 years	3 years	Abstentions	Broker Non-Votes
Advisory vote regarding the frequency of the advisory vote on named executive officer compensation	26,315,001	44,695	97,695,881	14,118	1,854,270

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for exculpation of certain officers of the Company from personal liability under certain circumstances as allowed by Delaware law	109,273,551	14,712,157	83,987	1,854,270

	Votes For	Votes Against	Abstentions
Ratification of the appointment of PricewaterhouseCoopers LLP	125,216,393	675,495	32,077

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment and restatement of the 2013 Omnibus Incentive Plan	122,964,709	1,063,551	41,435	1,854,270

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal regarding the Company’s greenhouse gas emission reduction targets	14,386,418	109,531,355	151,922	1,854,270

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal regarding the preparation of a report on reducing plastic pollution of the oceans	11,777,467	112,174,807	117,421	1,854,270

In light of the results of the advisory vote on the frequency with which to hold the advisory vote on executive compensation, the Board of the Company has determined that the Company will hold the advisory vote on executive compensation every three years.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation.

10.1	Westlake Corporation’s 2013 Omnibus Incentive Plan (as amended and restated effective as of May 11, 2023) (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A filed on March 31, 2023, File No. 001-32260).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CORPORATION

Date: May 16, 2023	By:	/s/ L. Benjamin Ederington
L. Benjamin Ederington Executive Vice President, Performance and Essential Materials, General Counsel and Chief Administrative Officer